www.ziffdavis.com©2023 Ziff Davis. All rights reserved. THIRD QUARTER 2023 RESULTS November 8, 2023 Exhibit 99.2

2 Certain statements in this presentation are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, particularly those regarding our 2023 Financial Guidance. Such forward-looking statements are subject to numerous assumptions, risks and uncertainties that could cause actual results to differ materially from those described in those statements. These forward-looking statements are based on management’s expectations or beliefs as of November 8, 2023. Readers should carefully review the Risk Factors slide of this presentation, as well as the risk factors set forth in our Annual Report on Form 10-K filed by us on March 1, 2023 with the Securities and Exchange Commission (“SEC”) and the other reports we file from time to time with the SEC. We undertake no obligation to revise or publicly release any updates to such statements based on future information or actual results. Such forward-looking statements address the following subjects, among others: • Future operating results • Ability to acquire businesses on acceptable terms and integrate and recognize synergies from acquired businesses • Deployment of cash and investment balances to grow the company • Subscriber growth, retention, usage levels and average revenue per account • Digital media and cloud services growth • International growth • New products, services, features and technologies • Corporate spending including stock repurchases • Intellectual property and related licensing revenues • Liquidity and ability to repay or refinance indebtedness • Systems capacity, coverage, reliability and security • Regulatory developments and taxes All information in this presentation speaks as of November 8, 2023 and any redistribution or rebroadcast of this presentation after that date is not intended and will not be construed as updating or confirming such information. Capitalized terms not otherwise defined in this presentation have the meanings set forth in Ziff Davis' November 8, 2023 earnings press release. Third-Party Information All third-party trademarks, including names, logos and brands, referenced by the Company in this presentation are property of their respective owners. All references to third-party trademarks are for identification purposes only and shall be considered nominative fair use under trademark law. Industry, Market and Other Data Certain information contained in this presentation concerning our industry and the markets in which we operate, including our general expectations and market position, market opportunity and market size, is based on reports from various sources. Because this information involves a number of assumptions and limitations, you are cautioned not to give undue weight to such information. We have not independently verified market data and industry forecasts provided by any of these or any other third-party sources referred to in this presentation. In addition, projections, assumptions and estimates of our future performance and the future performance of the industry in which we operate are necessarily subject to a high degree of uncertainty and risk due to a variety of factors. These and other factors could cause results to differ materially from those expressed in the estimates made by third parties and by us. Non-GAAP Financial information Included in this presentation are certain financial measures that are not calculated in accordance with U.S. generally accepted accounting principles ("GAAP") and are designed to supplement, and not substitute, Ziff Davis’ financial information presented in accordance with GAAP. The non-GAAP measures as defined by Ziff Davis may not be comparable to similar non-GAAP measures presented by other companies. The presentation of such measures, which may include adjustments to exclude unusual or non-recurring items, should not be construed as an inference that Ziff Davis’ future results or leverage will be unaffected by other unusual or non-recurring items. Please see the appendix to this presentation for how we define these non-GAAP measures, a discussion of why we believe they are useful to investors and certain limitations thereof, and reconciliations thereof to the most directly comparable GAAP measures. Divested Businesses Unless otherwise specified, all financial data and operating metrics presented herein for Ziff Davis are presented giving effect to the February 2021 divestiture of the Voice assets in the United Kingdom, as well as the September 2021 sale of the Company’s B2B Backup businesses, together, (the “Divested Businesses”), and the separation of Consensus Cloud Solutions, Inc. (“Consensus”) as described in the Form 10 filed by Consensus with the Securities and Exchange Commission, as if they had occurred prior to the periods presented. Safe Harbor for Forward-looking Statements

3 Some factors that could cause actual results to differ materially from those expressed or implied by the forward-looking statements contained in this presentation include, but are not limited to, our ability and intention to: • Achieve business and financial objectives in light of burdensome domestic and international telecommunications, internet or other regulations, including regulations related to data privacy, access, security, retention, and sharing; • Successfully manage our growth, including but not limited to our operational and personnel-related resources, and integration of newly acquired businesses; • Successfully adapt to technological changes and diversify services and related revenues at acceptable levels of financial return; • Successfully develop and protect our intellectual property, both domestically and internationally, including our brands, patents, trademarks and domain names, and avoid infringing upon the proprietary rights of others; • Manage certain risks associated with environmental, social and governmental matters, including related reporting obligations, that could adversely affect our reputation and performance; • Recruit and retain key personnel; • Avoid disruptions to our operations, financial position, and reputation as a result of the collapse of certain banks and potentially other financial institutions; and • Other factors set forth in our Annual Report on Form 10-K filed by us on March 1, 2023 with the SEC and the other reports we file from time to time with the SEC. • Sustain growth or profitability, particularly in light of an uncertain U.S. or worldwide economy, including the possibility of an economic downturn or recession, continuing inflation, continuing supply chain disruptions and other factors and their related impact on customer acquisition and retention rates, customer usage levels, and credit and debit card payment declines; • Maintain and increase our customer base and average revenue per user; • Generate sufficient cash flow to make interest and debt payments, reinvest in our business, and pursue desired activities and businesses plans while satisfying restrictive covenants relating to debt obligations; • Acquire businesses on acceptable terms and successfully integrate and realize anticipated synergies from such acquisitions; • Continue to expand our businesses and operations internationally in the wake of numerous risks, including adverse currency fluctuations, difficulty in staffing and managing international operations, higher operating costs as a percentage of revenues, or the implementation of adverse regulations; • Maintain our financial position, operating results and cash flows in the event that we incur new or unanticipated costs or tax liabilities, including those relating to federal and state income tax and indirect taxes, such as sales, value-added and telecommunication taxes; • Accurately estimate the assumptions underlying our effective worldwide tax rate; • Maintain favorable relationships with critical third-party vendors whose financial condition will not negatively impact the services they provide; • Create compelling digital media content facilitating increased traffic and advertising levels and additional advertisers or an increase in advertising spend, and effectively target digital media advertisements to desired audiences; • Manage certain risks inherent to our business, such as costs associated with fraudulent activity, system failure or security breach; effectively maintaining and managing our billing systems; time and resources required to manage our legal proceedings; liability for legal and other claims; or adhering to our internal controls and procedures; • Compete with other similar providers with regard to price, service, functionality; Risk Factors

4 $341.9 $341.0 Q3 2022 Q3 2023 Q3 2023 Consolidated Financial Snapshot (1) (0.3)% $120.1 $113.7 Q3 2022 Q3 2023 $1.58 $1.50 Q3 2022 Q3 2023 (5.3)% (5.1)% 1. See slides 12-16 for a GAAP reconciliation of Adjusted EBITDA and Adjusted Diluted EPS. Adjusted EBITDA (1) (in millions) Adjusted Diluted EPS (1) Revenue (in millions)

5 Advertising Performance $187 $183 Q3 2022 Q3 2023 (2)% $810 $756 TTM Q3 2022 TTM Q3 2023 (7)% 2022 2023 Quarterly Advertising Metrics Q1 Q2 Q3 Q4 Q1 Q2 Q3 Net Revenue Retention (2) 106.6% 99.6% 94.1% 92.0% 91.2% 89.8% 88.9% Advertisers (3) 1,950 2,016 1,953 2,044 1,737 1,924 1,785 Quarterly Revenue per Advertiser (4) $87,214 $93,848 $95,710 $118,370 $89,857 $91,000 $102,525 1. Figures exclude any intercompany eliminations. 2. Net Advertising Revenue Retention = (Revenue Recognized by Prior Year Advertisers in Current Year Period (excluding revenue from acquisitions during the stub period)) / (Revenue Recognized by Prior Year Advertisers in Prior Year Period (excluding revenue from acquisitions during the stub period)). Excludes advertisers that generated less than $10,000 of revenue in the measurement period; combined retention is the weighted average net advertising revenue retention of the company. 3. Excludes advertisers that spent less than $2,500 in the quarter within certain divisions. 4. Total gross quarterly advertising revenues divided by advertisers as defined in footnote (3). Quarterly Revenues (1) (in millions) TTM Revenues (1) (in millions)

6 Subscription Performance $143 $145 Q3 2022 Q3 2023 1% $551 $569 TTM Q3 2022 TTM Q3 2023 3% 2022 2023 Quarterly Subscription Metrics Q1 Q2 Q3 Q4 Q1 Q2 Q3 Subscribers (2) 2,202 2,475 3,146 3,144 3,138 3,175 3,231 Average Quarterly Revenue per Subscriber (3) $61.81 $55.69 $45.45 $44.67 $45.31 $44.51 $44.84 Churn Rate (4) 3.53% 3.12% 3.71% 4.03% 3.33% 3.51% 3.22% 1. Figures exclude any intercompany eliminations. 2. Quarterly average of the month-end subscriber counts; inclusive of the Digital Media and Cybersecurity & Martech Businesses. A subscriber is defined a direct customer, including customers who have paused but not cancelled their subscription. If there is a reseller or a partner without visibility into the number of underlying subscribers served by the reseller, they are counted as one subscriber. Figures are listed in 000s. 3. Total gross quarterly subscription revenues divided by subscribers as defined in footnote (2). 4. “Churn Rate” = A / B. A = (average revenue per subscription in the prior month) x (number of cancels in current month), calculated at each business and aggregated. B = subscription revenue in the current month, calculated at each business and aggregated. Churn rate is presented on a quarterly basis. For Ookla, this is calculated by taking the sum of the monthly revenue from the specific cancelled agreements. Quarterly Revenues (1) (in millions) TTM Revenues (1) (in millions)

7 Organic Growth 2021 2022 2023 Year over Year Growth Rates Q1 Q2 Q3 Q4 FY Q1 Q2 Q3 Q4 FY Q1 Q2 Q3 Organic Revenue (1) 9% 20% 12% 2% 10% (3%) (5%) (7%) (7%) (5%) (6%) (6%) 0% Total Revenue 29% 42% 35% 10% 27% 5% 2% (1%) (3%) 1% (3%) (3%) 0% 1. The Company considers revenue from an acquired business to become organic revenue in the first month in which the Company can compare that full month in the current year against the corresponding full month under its ownership in the prior year. (1)

8 Ziff Davis Capital Structure ($ in millions) September 30, 2023 Cash and Cash Equivalents $ 661 Short-term Investments (1) 30 Long-term Investments 140 Total Cash and Investments $ 831 4.625% High-Yield Notes $ 460 1.75% Convertible Notes 550 Total Gross Debt (2) $ 1,010 Multiple of Q3 2023 TTM Adj. EBITDA Gross Debt $ 1,010 2.1x Gross Debt less Cash $ 349 0.7x Gross Debt less Cash and Investments $ 179 0.4x 1. Includes Ziff Davis’ retained stake in Consensus Cloud Solutions, Inc. 2. Reflects the face amount of the outstanding debt.

2023 FINANCIAL GUIDANCE

10 2023 Guidance (Forward-Looking Statements) Ziff Davis reaffirms its annual guidance of Revenues, Adjusted EBITDA, and Adjusted Diluted EPS (1) Ziff Davis FY 2023 Guidance Range $ in millions, except for per share amounts Low Midpoint High Midpoint YoY % Increase vs 2022A Revenue $1,350 $1,379 $1,408 (0.9%) Adjusted EBITDA (1) $479 $497 $514 (2.0%) Adjusted Diluted EPS (1) $6.02 $6.28 $6.54 (5.6%) 1. Refer to slides 12-16 for examples of adjustments to Adjusted EBITDA and Adjusted Diluted EPS. A reconciliation of forward-looking Adjusted EBITDA and Adjusted Diluted EPS to the corresponding GAAP guidance financial measures is not available without unreasonable effort due, primarily, to variability and difficulty in making accurate forecasts and projections of non-operating matters that may arise in the future.

SUPPLEMENTAL INFORMATION

12 GAAP Reconciliation - Adjusted EBITDA $ in 000's Ziff Davis Three months ended September 30, 2022 2023 Net income (loss) $ 18,185 $ (30,971) Interest expense, net 8,560 2,817 Gain on debt extinguishment, net (10,112) — Unrealized (gain) loss on short-term investments held at the reporting date (4,201) 6,019 Gain on investments, net (471) — Other (income) loss, net (4,218) 3,571 Income tax expense 18,100 5,335 Loss (income) from equity method investment, net 3,191 (90) Depreciation and amortization 55,937 55,854 Share-based compensation 6,386 6,774 Acquisition, integration, and other costs 2,708 4,457 Disposal related costs 24 1,633 Lease asset impairments and other charges (1,344) 1,485 Goodwill impairment on business 27,369 56,850 Adjusted EBITDA $ 120,114 $ 113,734 Note: Adjusted EBITDA is defined as Net income (loss) with adjustments to reflect the addition or elimination of certain items including: Interest expense, net; (Gain) loss on debt extinguishment, net; (Gain) loss on sale of business; Unrealized (gain) loss on short-term investments held at the reporting date; (Gain) loss on investments, net; Other (income) expense, net; Income tax (benefit) expense; (Income) loss from equity method investments, net; Depreciation and amortization; Share-based compensation; Acquisition, integration, and other costs, including adjustments to contingent consideration, lease terminations, retention bonuses, other acquisition-specific items, and other costs, such as severance and legal settlements; Disposal related costs associated with disposal of certain businesses; Lease asset impairments and other charges; and Goodwill impairment on business.

13 Q3 2023 and 2022 Reconciliation of GAAP to Non-GAAP Financial Measures Q3 2023 GAAP amount Interest Costs, net (Gain) loss on debt extinguishment (Gain) loss on sale of business Unrealized (gain) loss on short-term investments held at the reporting date (Gain) loss on investments, net (Income) loss from equity method investments, net Amortization Share-based compensation Acquisition, integration, and other costs Disposal related costs Lease asset impairments and other charges Goodwill impairment of business Adjusted non-GAAP amount $ in 000's Cost of revenues $(55,526) $– $– $– $– $– $– $158 $76 $5 $– $– $– $(55,287) Sales and marketing $(125,062) – – – – – – – 323 1,056 4 – – $(123,679) Research, development, and engineering $(17,597) – – – – – – – 840 227 3 – – $(16,527) General and administrative $(99,269) – – – – – – 32,986 5,535 3,169 1,626 1,485 – $(54,468) Goodwill impairment on business $(56,850) – – – – – – – – – – – 56,850 $– Interest expense, net $(2,817) 388 – (538) – – – – – – – – – $(2,967) Unrealized loss on short-term investments held at period end $(6,019) – – – 6,019 – – – – – – – – $– Other (loss) income, net $(3,571) – – 5,115 – – – – – – – – – $1,544 Income tax expense $(5,335) (52) – (1,144) (1,554) – – (8,074) 39 (3,123) (489) (796) – $(20,528) Income from equity method investment, net $90 – – – – – (90) – – – – – – $– Total non-GAAP Adjustments $336 $— $3,433 $4,465 $— $(90) $25,070 $6,813 $1,334 $1,144 $689 $56,850 Q3 2022 GAAP amount Interest Costs, net (Gain) loss on debt extinguishment (Gain) loss on sale of business Unrealized (gain) loss on short-term investments held at the reporting date (Gain) loss on investments, net (Income) loss from equity method investments, net Amortization Share-based compensation Acquisition, integration, and other costs Disposal related costs Lease asset impairments and other charges Goodwill impairment of business Adjusted non-GAAP amount $ in 000's Cost of revenues $(52,603) $– $– $– $– $– $– $242 $63 $65 $– $– $– $(52,233) Sales and marketing $(119,474) – – – – – – – 772 1,083 – (962) – $(118,581) Research, development, and engineering $(17,735) – – – – – – – 568 258 – – – $(16,909) General and administrative $(95,658) – – – – – – 36,415 4,983 1,302 24 (382) – $(53,316) Goodwill impairment on business $(27,369) – – – – – – – – – – – 27,369 $– Interest expense, net $(8,560) 106 – – – – – – – – – – – $(8,454) Gain on debt extinguishment, net $10,112 – (10,211) – – – – – – – – – – $(99) Gain on investment, net $471 – – – – (471) – – – – – – – $– Unrealized gain on short-term investments held at period end $4,201 – – – (4,201) – – – – – – – – $– Other income, net $4,218 – – – – (450) – – – – (111) – – $3,657 Income tax expense $(18,100) (25) 2,510 – 12,392 109 – (10,645) (897) (657) 18 359 (6,733) $(21,669) Loss from equity method investment, net $(3,191) – – – – – 3,191 – – – – – – $– Total non-GAAP Adjustments $81 $(7,701) $— $8,191 $(812) $3,191 $26,012 $5,489 $2,051 $(69) $(985) $20,636

14 $ in 000's Ziff Davis Three months ended September 30, Nine months ended September 30, 2022 2023 2022 2023 Net cash provided by operating activities $ 100,735 $ 72,808 $ 293,219 $ 227,843 Less: Purchases of property and equipment (26,891) (27,226) (80,767) (82,476) Free cash flow (1) $ 73,844 $ 45,582 $ 212,452 $ 145,367 1. Free cash flow is defined as net cash provided by operating activities, less purchases of property and equipment, plus changes in contingent consideration. GAAP Reconciliation – Free Cash Flow (1)

15 Quarterly Adjusted Income Statement Excluding the Divested Businesses $ in 000's (except for per share amounts) Q1'21 Q2'21 Q3'21 Q4'21 Q1'22 Q2'22 Q3'22 Q4'22 Q1'23 Q2'23 Q3'23 Advertising $ 177,288 $ 198,385 $ 198,794 $ 263,608 $ 170,067 $ 189,198 $ 186,921 $ 241,949 $ 156,082 $ 175,083 $ 183,008 Subscriptions 117,937 124,591 135,488 134,451 136,070 137,811 142,972 140,467 142,164 141,357 144,909 Other 3,961 7,293 11,625 10,992 9,184 10,601 12,195 14,363 8,981 9,626 13,085 Less: Intercompany eliminations (118) (292) (356) (423) (253) (254) (215) (79) (85) (50) (17) Adjusted Revenues $ 299,068 $ 329,977 $ 345,551 $ 408,628 $ 315,068 $ 337,356 $ 341,873 $ 396,700 $ 307,142 $ 326,016 $ 340,985 Cost of Revenues 37,906 44,306 45,797 45,286 45,686 45,601 52,233 50,329 45,373 47,037 55,287 Sales and Marketing 105,048 118,479 124,178 137,513 116,503 121,014 118,581 125,303 113,577 118,243 123,679 Research, Development and Engineering 18,679 16,764 18,319 20,923 17,580 18,675 16,909 17,227 16,956 16,726 16,527 General and Administrative 55,776 53,253 57,532 59,778 52,079 52,001 53,316 56,195 58,011 60,269 54,468 Adjusted Operating income $ 81,659 $ 97,175 $ 99,725 $ 145,128 $ 83,220 $ 100,065 $ 100,834 $ 147,646 $ 73,225 $ 83,741 $ 91,024 Adjusted Depreciation 14,244 14,899 15,613 16,487 17,568 17,972 19,280 20,658 21,108 22,935 22,710 Adjusted EBITDA $ 95,903 $ 112,074 $ 115,338 $ 161,615 $ 100,788 $ 118,037 $ 120,114 $ 168,304 $ 94,333 $ 106,676 $ 113,734 Adjusted Net Income (1) $ 53,066 $ 63,230 $ 66,085 $ 105,064 $ 57,929 $ 74,424 $ 74,269 $ 105,963 $ 51,726 $ 59,577 $ 69,073 Adjusted Diluted EPS (2) excluding divested businesses $ 1.19 $ 1.41 $ 1.40 $ 2.18 $ 1.23 $ 1.58 $ 1.58 $ 2.26 $ 1.10 $ 1.27 $ 1.50 1. Adjusted net income (loss) is defined as Net income (loss) with adjustments to reflect the addition or elimination of certain statement of operations items including, but not limited to: Interest costs, net; (Gain) loss on debt extinguishment, net; (Gain) loss on sale of business; Unrealized (gain) loss on short-term investments held at the reporting date; (Gain) loss on investments, net; (Income) loss from equity method investments, net; Amortization of patents and intangible assets that we acquired; Goodwill impairment on business; Share-based compensation; Acquisition, integration, and other costs, including adjustments to contingent consideration, lease terminations, retention bonuses, other acquisition-specific items, and other costs, such as severance and legal settlements; Disposal related costs associated with disposal of certain businesses; and Lease asset impairments and other charges. 2. Adjusted Diluted EPS is calculated by dividing Adjusted net income (loss) by the diluted weighted average shares of common stock outstanding that excludes the effect of convertible debt dilution.

16 Reconciliation of Financial Results Excluding the Divested Businesses $ in 000's (except for per share amounts) Q1'21 Q2'21 Q3'21 Q4'21 Q1'22 Q2'22 Q3'22 Q4'22 Q1'23 Q2'23 Q3'23 Revenues Stated Revenues $ 311,657 $ 341,293 $ 355,144 $ 408,628 $ 315,068 $ 337,356 $ 341,873 $ 396,700 $ 307,142 $ 326,016 $ 340,985 Adjustments for divested businesses (12,589) (11,316) (9,593) — — — — — — — — Total Adjusted Revenues $ 299,068 $ 329,977 $ 345,551 $ 408,628 $ 315,068 $ 337,356 $ 341,873 $ 396,700 $ 307,142 $ 326,016 $ 340,985 Cost of Revenues Stated Cost of Revenues $ 43,137 $ 48,333 $ 49,062 $ 45,286 $ 45,686 $ 45,599 $ 52,233 $ 50,329 $ 45,373 $ 47,037 $ 55,287 Adjustments for divested businesses (5,231) (4,027) (3,265) — — — — — — — — Total Adjusted Cost of Revenues $ 37,906 $ 44,306 $ 45,797 $ 45,286 $ 45,686 $ 45,599 $ 52,233 $ 50,329 $ 45,373 $ 47,037 $ 55,287 Sales and Marketing Stated Sales and Marketing $ 106,848 $ 120,166 $ 125,410 $ 137,513 $ 116,503 $ 121,014 $ 118,581 $ 125,303 $ 113,577 $ 118,243 $ 123,679 Adjustments for divested businesses (1,800) (1,687) (1,232) — — — — — — — — Total Adjusted Sales and Marketing $ 105,048 $ 118,479 $ 124,178 $ 137,513 $ 116,503 $ 121,014 $ 118,581 $ 125,303 $ 113,577 $ 118,243 $ 123,679 Research, Development, and Engineering Stated Research, Development and Engineering $ 18,933 $ 17,041 $ 18,534 $ 20,923 $ 17,580 $ 18,675 $ 16,909 $ 17,227 $ 16,956 $ 16,726 $ 16,527 Adjustments for divested businesses (254) (277) (215) — — — — — — — — Total Adjusted Research, Development and Engineering $ 18,679 $ 16,764 $ 18,319 $ 20,923 $ 17,580 $ 18,675 $ 16,909 $ 17,227 $ 16,956 $ 16,726 $ 16,527 General and Administrative Stated General and Administrative $ 56,903 $ 53,671 $ 58,067 $ 59,778 $ 52,079 $ 52,002 $ 53,316 $ 56,195 $ 58,011 $ 60,269 $ 54,468 Adjustments for divested businesses (1,127) (418) (535) — — — — — — — — Total Adjusted General and Administrative $ 55,776 $ 53,253 $ 57,532 $ 59,778 $ 52,079 $ 52,002 $ 53,316 $ 56,195 $ 58,011 $ 60,269 $ 54,468 Adjusted EBITDA Stated Adjusted EBITDA $ 100,705 $ 116,977 $ 119,709 $ 161,615 $ 100,788 $ 118,037 $ 120,114 $ 168,304 $ 94,333 $ 106,676 $ 113,734 Adjustments for divested businesses (4,802) (4,903) (4,371) — — — — — — — — Total Adjusted EBITDA $ 95,903 $ 112,074 $ 115,338 $ 161,615 $ 100,788 $ 118,037 $ 120,114 $ 168,304 $ 94,333 $ 106,676 $ 113,734 Adjusted Diluted EPS Stated Adjusted Diluted EPS $ 1.24 $ 1.50 $ 1.49 $ 2.18 $ 1.23 $ 1.58 $ 1.58 $ 2.26 $ 1.10 $ 1.27 $ 1.50 Adjustments for divested businesses (0.05) (0.09) (0.09) — — — — — — — — Total Adjusted Diluted EPS $ 1.19 $ 1.41 $ 1.40 $ 2.18 $ 1.23 $ 1.58 $ 1.58 $ 2.26 $ 1.10 $ 1.27 $ 1.50